Exhibit 10.1

FIRST AMENDMENT TO
AMENDED AND RESTATED RECEIVABLES PURCHASE AGREEMENT

THIS FIRST AMENDMENT (this “Amendment”) dated as of April 11, 2005 is entered into among SEQUA RECEIVABLES CORP., a New York corporation (the “Seller”), SEQUA CORPORATION, a Delaware corporation (the “Servicer”), LIBERTY STREET FUNDING CORP., a Delaware corporation (“Liberty Street”), as a CP Conduit Purchaser, MARKET STREET FUNDING CORPORATION, a Delaware corporation (“Market Street”), as a CP Conduit Purchaser, PNC BANK, NATIONAL ASSOCIATION, as Funding Agent for Market Street and as Committed Purchaser for Market Street, and THE BANK OF NOVA SCOTIA, a Canadian chartered bank acting through its New York Agency, as Funding Agent for Liberty Street, as Committed Purchaser for Liberty Street and as collateral agent (in such capacity, together with its successors and assigns in such capacity, the “Collateral Agent”).

R E C I T A L S

The parties hereto are parties to that certain Amended and Restated Receivables Purchase Agreement dated as of April 30, 2004, as amended, supplemented or otherwise modified through the date hereof (the “Agreement”).

The parties hereto desire to amend the Agreement as hereinafter set forth.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

Certain Defined Terms.  Capitalized terms which are used herein without definition and that are defined in the Agreement shall have the same meanings herein as in the Agreement.

Amendments to Agreement.  The Agreement is hereby amended as follows:

2.1       Exhibit I to the Agreement is hereby amended by adding the following definitions as alphabetically appropriate:

“Chromalloy” means, collectively, Chromalloy Gas Turbine Corporation, Chromalloy Castings Tampa Corporation and Chromalloy San Diego Corporation, and each of their respective successors and assigns.

“Eligible Foreign Receivable” means a Pool Receivable originated by ARC Automotive, Inc. or Chromalloy, the Obligor of which is a Foreign Obligor.

“Foreign Obligor” means an Obligor who is not a United States resident.

2.2       The definition of “Dilution Horizon” is hereby amended and restated in its entirety as follows:

“Dilution Horizon” means, for any calendar month, the ratio (expressed as a percentage and rounded to the nearest 1/100th of 1%, with 5/1000th of 1% rounded upward) computed as of the last day of each calendar month by dividing: (a) the aggregate amount of Receivables generated by the Originators during the last calendar month by (b) the Net Receivable Pool Balance, plus the outstanding balance of all Eligible Foreign Receivables which do not satisfy the conditions in clauses (a)(i)(A) and (a)(i)(B) of the definition of “Eligible Receivable”.

2.3       The definition of “Dilution Reserve Percentage” is hereby amended by deleting the percentage “11.5%” therein and substituting the percentage “12.5%” therefor.

2.4       Clause (a)(i) of the definition of “Eligible Receivable” set forth on Exhibit I to the Agreement is hereby amended and restated in its entirety as follows:

(a) the Obligor of which is (i) a United States resident or a Foreign Obligor; provided, however, if such Obligor is a Foreign Obligor, then such Pool Receivable shall be an Eligible Receivable only to the extent that such Pool Receivable is an Eligible Foreign Receivable that satisfies each of the other conditions of this definition of “Eligible Receivable” and:

(A) the Outstanding Balance of all Eligible Receivables of such Foreign Obligor (together with the Outstanding Balance of Eligible Receivables of each Affiliate of such Foreign Obligor) does not exceed an amount equal to (I) 1% multiplied by (II) the aggregate Outstanding Balance of all Pool Receivables; and

(B) the aggregate Outstanding Balance of Eligible Receivables of all Foreign Obligors then in the Receivables Pool does not exceed an amount equal to (I) 12.5% multiplied by (II) the Outstanding Balance of all Pool Receivables then in the Receivables Pool, minus (III) the excess, if any, of the aggregate Outstanding Balance of Pool Receivables of all Foreign Obligors then in the Receivables Pool over an amount equal to: (x) 45% multiplied by (y) the Outstanding Balance of all Pool Receivables then in the Receivables Pool,

2.5       The definition of “Loss Reserve Percentage” is hereby amended and restated in its entirety as follows:

“Loss Reserve Percentage” means, on any date, the greater of: (a) 10% and (b) (i) the product of (x) 2 times the highest average of the Default Ratios for any three consecutive calendar months during the twelve most recent calendar months multiplied by (y) the aggregate credit sales made during the five most recent calendar months divided by (ii) the sum of the Net Receivables Pool Balance on such day, plus the outstanding balance on such day of all Eligible Foreign Receivables which do not satisfy the conditions in clauses (a)(i)(A) and (a)(i)(B) of the definition of “Eligible Receivable”.

2.6       Clause (vii) of paragraph 2(f) of Exhibit IV to the Agreement is hereby amended by deleting the number “100” therein and substituting the number “125” therein.

2.7       The portion of Schedule II to the Agreement listing the Lock-box Accounts at Fleet Bank is hereby amended and restated in its entirety as attached hereto.

2.8       Schedule IV to the Agreement is hereby amended and restated in its entirety as attached hereto.

2.9       Annex C to the Agreement is hereby amended and restated in its entirety as attached hereto.

Representations and Warranties.  Each of the Seller and the Servicer hereby represents and warrants to each CP Conduit Purchaser, each Committed Purchaser, each Funding Agent and the Collateral Agent as follows:

Representations and Warranties.  The representations and warranties of such Person contained in Exhibit III to the Agreement are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations and warranties were true and correct as of such earlier date).

Enforceability.  The execution and delivery by such Person of this Amendment, and the performance of its obligations under this Amendment and the Agreement, as amended hereby, are within its corporate powers and have been duly authorized by all necessary corporate action on its part.  This Amendment and the Agreement, as amended hereby, are its valid and legally binding obligations, enforceable in accordance with its terms.

Termination Event.  No Termination Event or Unmatured Termination Event has occurred and is continuing.

Effectiveness.  This Amendment shall become effective as of the date hereof upon receipt by the Collateral Agent of the following, each duly executed and dated as of the date hereof (or such other date satisfactory to the Collateral Agent), in form and substance satisfactory to the Collateral Agent (unless otherwise specified below):

counterparts of this Amendment (whether by facsimile or otherwise) executed by each of the parties hereto and thereto;

a fully executed and effective amendment to that certain Lock-Box Agreement, dated as of February 13, 2004, among the Servicer, the Collateral Agent and Fleet National Bank, dated on or about the date hereof; and

such other documents and instruments as the Collateral Agent may request.

5.         Effect of Amendment.  Except as expressly amended and modified by this Amendment, all provisions of the Agreement shall remain in full force and effect.  After this Amendment becomes effective, all references in the Agreement (or in any other Transaction Document) to “the Amended and Restated Receivables Purchase Agreement”, “the Receivables Purchase Agreement,” “this Agreement,” “hereof,” “herein” or words of similar effect, in each case referring to the Agreement, shall be deemed to be references to the Agreement as amended by this Amendment.  This Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Agreement other than as set forth herein.

8.         Counterparts.  This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, and each counterpart shall be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

9.         Governing Law.  This Amendment shall be governed by, and construed in accordance with, the internal laws of the State of New York without reference to conflict of laws principles.

10.       Section Headings.  The various headings of this Amendment are inserted for convenience only and shall not affect the meaning or interpretation of this amendment or the Agreement or any provision hereof or thereof.

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IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

SEQUA RECEIVABLES CORP.

/s/ James P. Langelotti

Vice President and Treasurer

SEQUA CORPORATION

/s/ Howard M. Leitner

Senior Vice President, Finance

LIBERTY STREET FUNDING CORP.,
as a CP Conduit Purchaser

/s/ Bernard J. Angelo

Vice President

THE BANK OF NOVA SCOTIA,

as Funding Agent for Liberty Street and as Committed Purchaser for Liberty Street

/s/ Norman Last

Managing Director

THE BANK OF NOVA SCOTIA,

as Collateral Agent

/s/ Norman Last

Managing Director

MARKET STREET FUNDING CORPORATION,
as a CP Conduit Purchaser

/s/ Doris J. Hearn

Vice President

PNC BANK, NATIONAL ASSOCIATION,

as Funding Agent for Market Street and as Committed Purchaser for Market Street

/s/ John T. Smathers

Vice President

SCHEDULE II

FLEET BANK
LOCKBOXES

LOCKBOX NUMBER	ACCOUNT NUMBER	ACCOUNT NAME
	942 928 7885	SEQUA RECEIVABLES CORPORATION
673017	942 928 7973	SRC for CHROMALLOY ENGINE SERVICES GROUP
673019	942 928 7957	SRC for CHROMALLOY FLORIDA
673015	942 928 7965	SRC for CHROMALLOY COMPONENT SERVICES
70105	942 928 7930	SRC for CHROMALLOY LOS ANGELES
90394	942 928 7981	SRC for SEQUA CAN MACHINERY
90388	942 928 8001	SRC for FORMATEC TOOLING SYSTEMS
90392	942 928 7893	SRC for PRECOAT METALS
90390	942 928 7914	SRC for MEGTEC SYSTEMS INC.
90386	942 928 7949	SRC for CHROMALLOY SAN DIEGO
90384	942 928 7906	SRC for CASCO PRODUCTS CORPORATION
90509	949 148 5321	SRC for Chromalloy Arizona
90507	949 148 5313	SRC FOR Chromalloy Gas Turbine Corporation

SCHEDULE IV
EXCLUDED OBLIGORS

1.         UAL Corporation, a Delaware corporation, or any Affiliate or Subsidiary thereof.

2.         Spirit Airlines, Inc., a Florida corporation, or any Affiliate or Subsidiary thereof.

SPECIAL OBLIGORS AND SPECIAL CONCENTRATION PERCENTAGES

Special Obligor	Special Concentration Percentage
General Electric Company	12.5%